SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K/A
                                -----------------

                                 CURRENT REPORT (AMENDED)

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): January 14, 2004


                      Y3K Secure Enterprise Software, Inc.
              ------------------------------------------------------
              (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada

                 (State or Other Jurisdiction of Incorporation)

                0-26709                                     98-0201259
      ------------------------------           --------------------------------
      (Commission File Number)                 (IRS Employer Identification No.)


            Suite 600, 800 Bellevue Way, Bellevue, Washington, 98004
              ---------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                 (253) 284-2935
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                      N/A
           ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         On January 26, 2004, Y3K Secure Enterprise Software, Inc. (the "Company") filed a Form 8-K to report that it had closed its acquisition of certain assets of Fox Communications Corporation ("Fox"). In response to parts
(a) and (b) of Item 7 of such Form 8-K, the Company stated that it would file the required financial information by amendment, as permitted by Instructions
(a)(4) and (b)(2) to Item 7 to Form 8-K. This Form 8-K/A is being filed to provide the required financial information.

         This Form 8-K/A also amends Item 2 by changing the date of closing of the acquisition from January 14, 2004, the date of the Asset Purchase Agreement, to January 15, 2004, the date when the transaction closed.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 15, 2004, Y3K Secure Enterprise Software, Inc. ("the Registrant"), through its wholly owned subsidiary Ecuity Holdings, Inc., a Washington corporation ("Ecuity"), completed the purchase of a substantial portion of the assets "Assets") of Fox Communications, Inc., a Washington corporation ("Fox"), as more fully described in the press release attached as
Exhibit 99.1. The purchase (the "Transaction") was pursuant to an Asset Purchase Agreement ("Purchase Agreement") dated January 14, 2004 which is filed herewith as Exhibit 2.1.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

         (a)  Financial statements of businesses acquired:

              Financial Statements (audited) of Fox as of and for the year ended December 31, 2003.

         (b)  ProForma financial information.

(a)


                         FOX COMMUNICATIONS CORPORATION
                              FINANCIAL STATEMENTS
                             AS OF DECEMBER 31, 2003

                         FOX COMMUNICATIONS CORPORATION





                                    CONTENTS


PAGE     1        INDEPENDENT AUDITORS' REPORT

PAGE     2        BALANCE SHEET AS OF DECEMBER 31, 2003

PAGE     3        STATEMENTS OF OPERATIONS FOR THE TWO YEARS ENDED DECEMBER 31,
                  2003 AND 2002

PAGE     4        STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIENCY FOR THE
                  PERIOD FROM JANUARY 1, 2002 TO DECEMBER 31, 2003

PAGE     5        STATEMENTS OF CASH FLOWS FOR THE TWO YEARS ENDED DECEMBER 31,
                  2003 AND 2002

PAGES    6 - 11   NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2003

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

To the Board of Directors of:
Fox Communications Corporation

We have audited the accompanying balance sheet of Fox Communications Corporation as of December 31, 2003 and the related statements of operations, changes in stockholders' deficiency and cash flows for the years ended December 31, 2003 and 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fox Communications Corporation as of December 31, 2003 and the results of their operations and their cash flows for each of the two years ended December 31, 2003 and 2002 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 8 to the financial statements, the Company's cumulative losses from operations of $6,975,548, working capital deficiency of $6,116,895 and stockholders' deficiency of $6,415,509, raise substantial doubt about its ability to continue as a going concern. Additionally, as noted in Note 3 the Company has a current liability for state taxes in the amount $4,309,630 for which it does not have the funds to settle. Management's Plan in regards to these matters is also described in Note 8. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.



De Leon & Company, P.A.

De Leon & Company, P.A.

Pembroke Pines, Florida
March 26, 2004

                         Fox Communications Corporation

                                  Balance Sheet



       December 31,
       -------------------------------------------------------------------------

                                                        ASSETS
                                                        ------
       Current assets
            Cash and cash equivalents                                                    $         148,009
            Accounts receivable, net of allowance of $146,273                                      583,621
            Prepaid expenses                                                                        47,238
                                                                                            --------------
       Total current assets                                                                        778,868
                                                                                            --------------
                                                                                                    36,069
       Deposits
       Property and equipment, net                                                                 495,932
                                                                                            --------------
       Total assets                                                                      $       1,310,869
                                                                                            ==============

                              LIABILITIES AND STOCKHOLDERS' DEFICIENCY
                              ----------------------------------------
       Current liabilities
            Accounts payable and accrued liabilities                                     $         949,839
            Taxes payable                                                                        4,309,630
            Deposits and advance billings                                                          268,512
            Current portion of long-term debt                                                    1,367,782
                                                                                            --------------
       Total current liabilities                                                                 6,895,763
                                                                                            --------------

       Long-term debt, net of current portion                                                      830,615


       Total liabilities                                                                         7,726,378
                                                                                            --------------

       Stockholders' deficiency
            Common stock, $2 par value, 100,000 shares authorized,
                3,920 issued and outstanding                                                         7,840
            Paid in capital                                                                        552,199
            Accumulated deficit                                                                 (6,975,548)
                                                                                            --------------
       Total stockholders' deficiency                                                           (6,415,509)
                                                                                            --------------

                                                                                            --------------
       Total liabilities and stockholders' deficiency                                    $       1,310,869
                                                                                            ==============

    the accompanying notes are an integral part of these financial statements

                              Fox Communications Corporation

                                 Statements of Operations


            Years ended December 31,                                                2003                        2002
            --------------------------------------------------------            --------------              -------------
            Revenues                                                     $         15,813,491          $       14,149,632

            Cost of revenues                                                        7,031,233                   6,371,168
                                                                                --------------              -------------

            Gross margins                                                           8,782,258                   7,778,464

            Other operating expenses
                     Selling expenses                                               3,231,106                   3,606,628
                     General and administrative                                     4,519,757                   4,506,761
                                                                                --------------              -------------

            Income before other income (expenses)                                   1,031,395                   (334,925)
                                                                                --------------              -------------

            Other income (expense)
                     Interest income                                                   37,230                      66,547
                     Interest expense                                               (189,098)                   (315,812)
                     Miscellaneous and other expenses                               (855,570)                 (1,237,881)
                                                                                --------------              -------------

            Total other expense                                                   (1,007,437)                 (1,487,146)
                                                                                --------------              -------------

            Net income (loss)                                            $             23,958          $      (1,822,071)
                                                                                --------------              -------------

            Net Earnings (loss) per share, basic
              Income (loss) from continuing operations                   $               6.11          $         (464.81)
                                                                                ==============              =============

            Weighted Average Number of Common
               Shares Outstanding                                                       3,920                       3,920
                                                                                ==============              =============


     the accompanying notes are an integral part of these financial statements

                         Fox Communications Corporation

                     Statements of Stockholder's Deficiency

           For the period from January 1, 2002 to December 31, 2003



                                                         Paid-In     Accumulated  Stockholder's
                                Shares      Amount       Capital     Deficit      Deficit
-----------------------------------------------------------------------------------------------
Balance, January 1, 2002        3,920     $   7,840    $  552,199   $(5,177,435)  $ (4,617,396)

Net loss                                                             (1,822,071)    (1,822,071)
-----------------------------------------------------------------------------------------------

Balance, December 31, 2002      3,920         7,840       552,199    (6,999,506)    (6,439,467)

Net income                                                               23,958         23,958
-----------------------------------------------------------------------------------------------

Balance, December 31, 2003      3,920     $   7,840    $  552,199  $ (6,975,548)  $ (6,415,509)
                            ===========    ==========  ============ ============  =============





    the accompanying notes are an integral part of these financial statements

                         Fox Communications Corporation
                            Statements of Cash Flows

     Years ended December 31,                                                                        2003                  2002
     -----------------------------------------------------------------------------------------------------------------------------
     Cash flows from operating activities
              Net income (loss)                                                            $          23,958     $     (1,822,071)
              Adjustments to reconcile net income to net cash provided by operating activities:
                      Depreciation                                                                   307,864               522,420
                      Provision for bad debts                                                         68,073                28,430
                      Write off of related parties, net                                              830,731                     0
                      Loss on sale of capital assets                                                 201,394                22,195
                      Write down of investment in equity securities                                  600,000                     0
              Changes in assets and liabilities:
                      Decrease in accounts receivable                                                151,856               881,104
                      Increase in prepaid expenses and other assets                                   37,290                14,597
                      Increase in taxes payable                                                    1,147,580             2,024,678
                      (Decrease) increase in accounts payable                                      (317,809)               157,843
                      Decrease in accrued liabilities                                              (740,770)             (367,735)
                      (Decrease) increase in deposits and advance billings                         (261,082)                68,253
     -----------------------------------------------------------------------------------------------------------------------------
     Net cash provided by operating activities                                                     2,049,085             1,529,714
     -----------------------------------------------------------------------------------------------------------------------------

     Cash flows from investing activities
              Purchase of property and equipment                                                   (299,763)              (65,726)
              Advances from related parties                                                                0               213,337
              Proceeds from sale of property and equipment                                            91,000                 3,689
              Purchase of equity securities                                                                0             (600,000)
     -----------------------------------------------------------------------------------------------------------------------------
     Net cash used by investing activities                                                         (208,763)             (448,700)
     -----------------------------------------------------------------------------------------------------------------------------

     Cash flows from financing activities
              Principal payments on advances from Windsor Investors, LLC                         (1,320,000)           (1,180,000)
              Advances from Windsor Investors, LLC                                                   139,909               224,487
              Principal payments on long-term debt                                                  (59,489)              (43,445)
              Proceeds from related party notes                                                           0                 50,000
              Principal payments on related party notes                                            (478,158)             (132,453)
              Principal payments on capital lease obligations                                      (184,809)             (189,474)
     -----------------------------------------------------------------------------------------------------------------------------
     Net cash used by financing activities                                                       (1,902,547)           (1,270,885)
     -----------------------------------------------------------------------------------------------------------------------------

     Net increase (decrease) in cash and cash equivalents                                           (62,225)             (189,871)
     Cash and cash equivalents, beginning of year                                                    210,234               414,800

     -----------------------------------------------------------------------------------------------------------------------------
     Cash and cash equivalents, end of year                                                $         148,009     $         224,929
     -----------------------------------------------------------------------------------------------------------------------------

   the accompanying notes are an integral part of these financial statements

                         FOX COMMUNICATIONS CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                             AS OF DECEMBER 31, 2003


       NOTE 1     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION
       ----------------------------------------------------------------------

       (A) Organization
           ------------

       Fox Communications Corporation formerly Phonelink, Inc. ("Fox" or the "Company") is in the business of providing business and residential long distance telephone service, cellular airtime, internet dial up, web design, web hosting services, and paging and equipment sales. Fox was incorporated in the state of Washington on January 5, 1989.


       (B) Use of Estimates
           ----------------

       In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.


       (C) Cash and Cash Equivalents
           -------------------------

       For purposes of the cash flow statements, the Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.


       (D) Fair Value of Financial Instruments
           -----------------------------------

       Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate the value. For purposes of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties other than in a forced sale or liquidation.

       The carrying amounts of the Company's accounts receivable, accounts payable and accrued liabilities approximates fair value due to the relatively short period to maturity for these instruments.

                         FOX COMMUNICATIONS CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                             AS OF DECEMBER 31, 2003


       (E) Income Taxes
           ------------

       The Company has elected S corporation status under the Internal Revenue Code, pursuant to which the results flow through the corporation for inclusion on the individual stockholders' personal income. Accordingly, no provision for income taxes has been made in the financial statements.


       (F) Concentration of Credit Risk
           ----------------------------

       The Company maintains its cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.


       (G) Loss Per Share
           --------------

       Basic and diluted net income (loss) per common share for all periods presented is computed based upon the weighted average common shares outstanding as defined by Financial Accounting Standards No. 128, "Earnings Per Share". There were no common stock equivalents at December 31, 2003 and 2002.


       (H) Business Segments
           -----------------

       The Company applies Statement of Financial Accounting Standards No. 131 "Disclosures about Segments of an Enterprise and Related Information". The Company operates in one segment and therefore segment information is not presented.


       (I) Revenue Recognition
           -------------------

       Revenues from short-term contracts are recognized as services are provided. To the extent that billings include amounts relating to services yet to be provided, such amounts are deferred and reported as advance billings.


       (J) Allowance for Doubtful Accounts
           -------------------------------

       The Company records an allowance for doubtful accounts in such amounts as considered sufficient to absorb future estimated losses. The amount of the allowance is based on a general reserve, in light of current economic conditions and other pertinent factors. After all attempts to collect a receivable have failed, the receivable is written off against the allowance.

       (K) Long-Lived Assets
           -----------------

       Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate the carrying amount may not be recoverable. If the expected future cash flow from the use of the asset and its eventual disposition is less than the carrying amount of the asset, an impairment loss is recognized and measured using the asset's fair value.

                         FOX COMMUNICATIONS CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                             AS OF DECEMBER 31, 2003


       (L) Property, Equipment and Depreciation
           ------------------------------------

       Property and equipment are stated at cost. Depreciation is provided over related assets' estimated useful lives of primarily two to 10 years utilizing straight-line depreciation. Replacements and betterments that significantly extend asset lives are capitalized. Maintenance and repairs are charged to expense as incurred.

       NOTE 2     PROPERTY, PLANT AND EQUIPMENT
       ----------------------------------------

       Property, plant and equipment consisted of the following at December 31, 2003:

       Property and Equipment

       December 31,                                                     2003
       -------------------------------------------------------------------------

       Switch equipment                                         $   1,849,451
       Computer and related equipment                                 913,815
       Furniture and fixtures                                          69,311
       Leasehold improvements                                          54,196
       Office equipment                                                 7,323
       Automobiles                                                      3,351
       -------------------------------------------------------------------------
                                                                    2,897,447
       Accumulated depreciation                                    (2,401,515)
       -------------------------------------------------------------------------
       Property and equipment, net                              $     495,932
       -------------------------------------------------------------------------



       Depreciation expense for the years ended December 31, 2003 and 2002 was $307,864 and $522,420, respectively.

       NOTE 3  TAXES PAYABLE
       ---------------------

       Utility taxes billed to and collected from customers, but not remitted to the various state and local jurisdictions, were estimated by the Company and recorded as taxes payable. Approximately $3,900,000 of the estimated taxes are delinquent at December 31, 2003, The Company has also accrued approximately $409,000 of penalties associated with this liability. The Company is in the process of registering with the Secretary of State and Public Utility Commission in the applicable states to arrange a settlement of these obligations.

                         FOX COMMUNICATIONS CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                             AS OF DECEMBER 31, 2003



       NOTE 4  NOTE PAYABLE
       --------------------

       December 31,                                                                                             2003
       ---------------------------------------------------------------------------------------------------------------
       Note payable,  unsecured with interest at 8%. Principal and interest due monthly. Advances        $   2,198,397
       from Windsor  Investors,  LLC,  guaranteed by shareholder,  with interest at prime plus 1%
       (6% at December  31,  2001).  Principal  payments of $110,000  plus  interest due monthly.
       Note holder became the interim President and CEO of Who's Calling, Inc. in April 2003.
                                                                                                            ----------
       Less current portion                                                                                  1,367,762
       ---------------------------------------------------------------------------------------------------------------
       Long-term debt, net                                                                               $     830,635
       ---------------------------------------------------------------------------------------------------------------

       The aggregate maturities of debt for each of the five years subsequent to
       December 31, 2003, are as follows:
       Year ending December 31,
       --------------------------------------------------------------------------------------------------------------
                                                                                                   2004     1,367,762
                                                                                                   2005       830,635
       --------------------------------------------------------------------------------------------------------------
       Total                                                                                                2,198,397
       --------------------------------------------------------------------------------------------------------------

       NOTE 5  RELATED PARTIES
       -----------------------

           Receivables from related parties consist of the following
           December 31,                                                                                        2003
           --------------------------------------------------------------------------------------------------------
           Receivable  from  stockholder,   interest  at  6.18%.                                         $  127,413
           Unsecured  with  monthly  principal  payments  and  a
           balloon  payment due on January 1, 2006.  The related
           interest income was  approximately  $7,200 and $7,000
           for the years ended December 31, 2003 and 2002.

           Receivable   from   stockholder,   interest   at  6%,                                            366,259
           unsecured,  with the  balance  due on August 31,  2005.  The  related interest income was  approximately  $30,300 and $10,700 for the years ended December 31, 2003 and 2002.
           --------------------------------------------------------------------------------------------------------
                                                                                                            493,672
           Less allowance for bad debt                                                                     (493,672)
           ---------------------------------------------------------------------------------------------------------
           Receivables from related parties, net                                                         $        0
           ---------------------------------------------------------------------------------------------------------

                         FOX COMMUNICATIONS CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                             AS OF DECEMBER 31, 2003

         The Company's founder owns 100% of the common stock of the Company and also owns a majority of the common stock of Who's Calling, Inc. ("WCI"), an enhanced service provider, who is an agent of the Company for the sale of long distance telecommunications services. The Company remits to WCI, 20% of proceeds received from the sale of long distance services by WCI as commissions for agency services. The Company reports these long distance sales as revenues and charges the agent commissions to selling expenses. In 2003, the Company billed $9,699,818 for long distance services sold by WCI and remitted $3,746,927 in agent commissions to WCI. At December 31, 2003 the Company owned 600,000 shares in WCI which have been fully reserved.

         Additionally, the Company and Who's Calling share several facility and capital leases. These transactions are tracked in related party accounts payable and receivable and are netted for presentation purposes as the two companies have agreed to a right of offset. At December 31, 2003, the Company had net receivables from Who's Calling of $56,398 which have been fully reserved.

         NOTE 6  EMPLOYEE BENEFIT PLAN
         -----------------------------

         The Company participates in a 401(k) profit sharing ("the Plan") which covers all full time Company employees who have one year of service and are age 21 or older. The Company matches 25% of the employee contribution on the first 10% of compensation contributed by the employee. Profit sharing contributions by the Company to the Plan are discretionary. Discretionary contributions are fully vested after 4 years in the Plan or partially vested at different intervals based upon years in the Plan. Company contributions to the Plan were $6,200 and $9,000 for the years ended December 31, 2003 and 2002 respectively.

         NOTE 7  GOING CONCERN
         ---------------------

         As reflected in the accompanying financial statements, the Company's cumulative losses of $6,975,548, and its working capital deficiency of $ 6,116,895 and stockholders' deficiency of $6,415,509, raise substantial doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional capital and implement its business plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

         In 2002, the Company negotiated with its primary lender an extension and revision of the terms of its existing debt obligations. The agreement escalated payments, reaching a maximum monthly payment of $110,000 per month, to be applied as repayment of the $4.2 million outstanding debt. The term of the note was extended through 2005. The Company's sole shareholder and CEO has made a continuing commitment to the growth of the Company by advancing funds and providing his personal guarantee on the Company's term debt.

         In addition, Management continues to follow its plan of focused and managed expense spending and increasing revenue growth by increasing

                         FOX COMMUNICATIONS CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                             AS OF DECEMBER 31, 2003

         sales efforts of conferencing services and implementing additional telecommunications services. Partnerships with outside sales agents and strategic alliances are also being formulated with a focus on revenue, gross profit and improving the Company's customers' experience. Management believes that implementation of this plan will provide sufficient liquidity for the Company to fund current operating expenses and meet the revised debt payment schedule.

         NOTE 8 SUBSEQUENT EVENTS
         ------------------------

         On January 14, 2004, Y3K Secure Enterprise Software, Inc. ("Y3K"), through its wholly owned subsidiary Ecuity Holdings, Inc., a Washington corporation ("Ecuity"), purchased a substantial portion of the assets ("Assets") of Fox Communications, Inc. ("Fox") and assumed the liabilities. The purchase price for the Assets is $3,775,000 in cash payable by Ecuity and 6,775,775 shares of Y3K common stock. Based on the closing bid price for Y3K's on January 14, 2004, the shares issued to Fox in conjunction with the transaction have been valued at $1,151,882. Y3K paid $100,000 of the cash portion of the purchase price at closing and the balance of $3,675,000 is to be paid pursuant to the terms of a promissory note ("Note") issued to Fox by Ecuity. The Note calls for payments of the following amounts and on the following dates:

         January 20, 2004     $     50,000
         February  5, 2004    $    150,000
         March 5, 2004        $    150,000
         April 5, 2004        $  2,125,000
         August 15, 2004      $  1,200,000

         Payment of the Note is secured by all of the Assets and pursuant to a Stock Pledge Agreement by the issued and outstanding shares of Ecuity, all which shares are held by Y3K. In addition, Y3K is a guarantor of the Note pursuant to a Parent Guaranty agreement between Y3K and Fox. The assets acquired by Y3K include the competitive local exchange carrier ("CLEC") consisting of a customer base of 18,000 residential and business customers, conferencing and ISP operations, voice over internet protocol services, fully functioning customer service and billing capabilities. Additionally, the purchase/sale included the recently upgraded Network Operations Center.

         The Assets acquired by Y3K include were principally those Fox Assets that are necessary for the complete integration of Fox's business into Ecuity. The Assets acquired include :

         o Certain fixed assets and equipment, as well as any and all permits, licenses, consents and approvals held by Fox which are assignable to Ecuity.

         o All of Fox's right, title and interest in and to a number of websites, including foxinternet.com, as well as any other tangible or intangible assets of Fox used or useful in the continuation of the Fox operations by Ecuity.

(b)


           INTRODUCTION TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

  AS AT DECEMBER 31, 2003, AND FOR THE SIX MONTH PERIOD ENDED DECEMBER 31, 2003


The following unaudited pro-forma consolidated balance sheet, pro-forma consolidated statement of operations and explanatory notes give effect to the acquisition of Fox Communications' assets and certain liabilities ("Assets") by Y3K Secure Enterprise Software, Inc. (the "Company")

The pro-forma consolidated balance sheet, pro-forma consolidated statement of operations and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. This pro-forma consolidated balance sheet and the pro-forma consolidated statement of operations have been prepared utilizing the historical financial statements of Fox Communications, Inc. and the Company should be read in conjunction with the historical financial statements and notes thereto included elsewhere in this filing.

The pro-forma consolidated statement of operations has been prepared as if the acquisition had been consummated on July 1, 2003 under the purchase method of accounting and carried through to December 31, 2003. The pro-forma consolidated balance sheet has been prepared as if the acquisition was consummated on December 31, 2003.

This pro-forma consolidated financial data is provided for comparative purposes only, and does not purport to be indicative of the actual financial position or results of operations had the acquisition occurred at the beginning of the fiscal period presented, nor are they necessarily indicative of the results of future operations.

                      Y3K SECURE ENTERPRISE SOFTWARE, INC.


                      PRO-FORMA CONSOLIDATED BALANCE SHEET

                                DECEMBER 31, 2003

ASSETS
CURRENT ASSETS
 CASH                                                                        $          2,813
 ACCOUNTS RECEIVABLE                                                                  729,894
 PREPAID EXPENSES                                                                      47,238
                                                                                --------------
TOTAL CURRENT ASSETS                                                                  779,945

 FIXED ASSETS, NET                                                                    862,938

 DEPOSITS                                                                              39,234

 GOODWILL                                                                           4,083,381
                                                                                --------------
TOTAL ASSETS                                                                 $      5,765,498
                                                                                ==============

LIABILITIES
CURRENT LIABILITIES
 ACCOUNTS PAYABLE AND ACCRUED LIABILITIES                                    $      1,456,866
 LOANS PAYABLE                                                                      4,039,720
 DEPOSITS AND ADVANCED BILLINGS                                                       268,512
CURRENT PORTION CAPITALIZED LEASE OBLIGATIONS                                         169,347
                                                                                --------------
                                                                                    5,934,445

 CAPITALIZED LEASES, LONG TERM PORTION                                                 61,580
                                                                                --------------
TOTAL LIABILITIES                                                                   5,996,025

STOCKHOLDERS EQUITY
 COMMON STOCK                                                                         76,263
 SUBSCRIPTIONS RECEIVABLE                                                            (15,280)
 ADDITIONAL PAID IN CAPITAL                                                        5,041,202
 ACCUMULATED DEFICIT                                                              (5,332,712)
                                                                                --------------
                                                                                    (230,527)

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY                                    $      5,765,498
                                                                                ==============

                      Y3K SECURE ENTERPRISE SOFTWARE, INC.

                 PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                   FOR THE SIX MONTHS ENDED DECEMBER 31, 2003

Revenues                                                                  $     7,969,921
Cost of sales                                                                    3,031,179
                                                                         -----------------
Gross profit                                                                     4,938,742
                                                                         -----------------


Total Expenses                                                                   4,835,880
                                                                         -----------------

Operating Income/(Loss)                                                            102,862
                                                                         -----------------

Other Income (Expense)                                                            (855,570)
Interest expense                                                                  (112,723)
Interest income                                                                      15,926
                                                                         ------------------
                                                                                  (952,367)
                                                                         ------------------

Net Income/(Loss) For The Period                                          $       (849,505)
                                                                         ==================



Net Loss Per Share                                                        $           0.01
==========================================================================================


Weighted Average Number Of Common
  Shares Outstanding (Note 2)                                                    69,963,245
===========================================================================================

Y3K SECURE ENTERPRISE SOFTWARE, INC.


 NOTES AND ASSUMPTIONS TO THE UNAUDITED CONSOLIDATED PRO-FORMA BALANCE SHEET AND
                       PRO-FORMA STATEMENT OF OPERATIONS

                         PERIOD ENDED DECEMBER 31, 2003




1.   ORGANIZATION AND BASIS OF PRESENTATION

     The unaudited pro-forma consolidated balance sheet and consolidated statement of operations have been prepared based on historical financial information, using U.S. generally accepted accounting principles of Fox Communications Company for the six months ended December 31, 2003, and of YTHK for the six months ended December 31, 2003 considering the effects of the asset acquisition as if the transaction was completed effective July 1, 2003 in the case of the pro-forma consolidated statement of operations, and effective December 31, 2003 in the case of the pro-forma consolidated balance sheet.


2.   ASSUMPTION

     The number of common shares used in the calculation of the pro-forma net loss per share data is based on the weighted average number of common shares outstanding during the period adjusted to give effect to shares assumed to be issued, 6,775,775 common shares, had the transaction referred to above been consummated July 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Y3K Secure Enterprise Software, Inc.


                                                     By: /s/ King Cole
                                                     ---------------------------
                                                     King Cole, President


DATED: March 30, 2004